UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)    December 10, 2007
                                                       -------------------------

                                Ciena Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-21969                               23-2725311
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        (Commission File Number)           (IRS Employer Identification No.)


   1201 Winterson Road, Linthicum, MD                             21090
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (410) 865-8500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On December 13, 2007, Ciena Corporation issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended October 31, 2007. The text of the press release is furnished as Exhibit 99.1 to this Report. The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 5.02 - APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMETNS OF
            CERTAIN OFFICERS

      (c) On December 10, 2007, Ciena Corporation appointed James E. Moylan, Jr., 56, as Senior Vice President and Chief Financial Officer Designate. Mr. Moylan will assume responsibility as Chief Financial Officer from Mr. Chinnici following the filing of the company's Annual Report on Form 10-K. From June 2006 to November 2007, Mr. Moylan served as Executive Vice President and Chief Financial Officer of Swett & Crawford, a wholesale insurance broker. From March 2004 to February 2006, Mr. Moylan served as Executive Vice President and Chief Financial Officer of PRG-Shultz International, Inc., a publicly held recovery audit and business services firm. From June 2002 to April 2003, Mr. Moylan served as Executive Vice President in charge of Composite Panel Distribution and Administration for Georgia-Pacific Corporation's building products distribution business. From November 1999 to May 2002, Mr. Moylan served as Senior Vice President and Chief Financial Officer of Sonat, Inc., an electronics contract manufacturing company.

      Mr. Moylan will receive a $385,000 annual salary and will be eligible for a target bonus of up to 75% of his base salary under Ciena's incentive bonus plan. This plan provides for any such bonus to be paid in quarterly amounts upon satisfaction of the corporate financial goals and any applicable functional performance goals established by the Compensation Committee for that fiscal quarter. Mr. Moylan will receive a $150,000 signing bonus and is also eligible for reimbursement of certain relocation expenses, in an amount not to exceed $200,000. The signing bonus and relocation benefits are subject to repayment by Mr. Moylan in the event that he voluntarily terminates his employment within one year of his date of hire. Mr. Moylan is a party to Ciena's standard executive change in control severance agreement, which provides severance benefits, including twelve months of salary, bonus and benefits continuation and acceleration of 50% of any unvested equity awards, in the event that his employment is terminated by Ciena or any successor entity without "cause," or, by him for "good reason," within one year following a "change in control." Mr. Moylan is also eligible to receive financial planning and tax preparation services and annual medical physicals on the same terms as provided to Ciena's other executive officers.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

  (c) The following exhibit is being filed herewith:

     Exhibit Number     Description of Document
     --------------     -----------------------

     Exhibit 99.1 Text of Press Release dated December 13, 2007, issued by Ciena Corporation, reporting its results of operations for its fourth fiscal quarter and fiscal year ended October 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Ciena Corporation


Date: December 12, 2007               By: /S/ Russell B. Stevenson, Jr.
                                          -------------------------------------
                                          Russell B. Stevenson, Jr.
                                          Senior Vice President, General Counsel
                                          and Secretary